Supplement dated December 14, 2023

To the Prospectuses Dated:

May 1, 2008 Merrill Lynch Retirement Plus		May 1, 2014 Merrill Lynch Investor Choice Annuity
(Investor Series)
Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

Special Notice:

BlackRock has announced that the fund reorganization of the BlackRock Capital Appreciation V.I. Fund and name change of BlackRock Large Cap Focus Growth V.I. Fund intended for December 8, 2023 is being postponed. We will notify you when BlackRock informs us of a later date that the changes will take place. Accordingly, the supplement dated November 8, 2023 is hereby deleted.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.